INCOME TAXES	9 Months Ended
Sep. 30, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Dole recorded an income tax benefit of $34.8 million on $11.5 million on income before income taxes and equity earnings for the three months ended September 30, 2022 and an income tax benefit of $28.4 million on $66.0 million of income before income taxes and equity earnings for the nine months ended September 30, 2022. Dole recorded an income tax benefit of $3.4 million on $28.3 million of loss before income taxes and equity earnings for the three months ended September 30, 2021 and income tax expense of $4.8 million on $2.2 million of income before income taxes and equity earnings for the nine months ended September 30, 2021. Dole’s effective tax rate varies significantly from period to period due to the level, mix and seasonality of earnings generated in Ireland and its various foreign jurisdictions, including the U.S. For the three and nine months ended September 30, 2022, the Company’s income tax expense differed from the Irish statutory rate of 12.5% primarily due to U.S. Global Intangible Low-Taxed Income (“GILTI”) provisions of the 2017 Tax Cuts and Jobs Act (“Tax Act”), U.S. Subpart F income inclusion, a decrease in liabilities for uncertain tax positions related to the taxation of foreign income as a result of the lapse of the statute of limitations and operations in foreign jurisdictions that are taxed at different rates than the Irish statutory tax rate. For the three and nine months ended September 30, 2021, the Company’s income tax expense differed from the Irish statutory rate of 12.5% primarily due to GILTI provisions of the Tax Act, nondeductible transaction costs, a decrease in liabilities for uncertain tax positions and operations in foreign jurisdictions that are taxed at different rates than the Irish statutory tax rate.
Dole is required to adjust its effective tax rate for each quarter to be consistent with the estimated annual effective tax rate. Jurisdictions with a projected loss where no tax benefit can be recognized are excluded from the calculation of the estimated annual effective tax rate. This could result in a higher or lower effective tax rate during a particular quarter based upon the mix and timing of actual earnings compared to annual projections.

The Company’s net deferred tax liability is primarily related to acquired intangible assets and fair value adjustments resulting from the Merger and is net of deferred tax assets related to the U.S. federal interest disallowance carryforward, U.S. state and non-U.S. net operating loss carryforwards and other temporary differences. Dole maintains a valuation allowance against certain U.S state and non-U.S. deferred tax assets. Each reporting period, the Company evaluates the need for a valuation allowance on deferred tax assets by jurisdiction and adjusts estimates as more information becomes available.
The Company is required to recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. As a result, Dole has recorded a reserve against tax benefits that do not meet the more likely than not threshold to sustain the tax position.
During the nine months ended September 30, 2022, the taxing authorities in one of Dole’s foreign jurisdictions have issued an income tax assessment related to transfer pricing of approximately $30.0 million (including interest and penalties) for tax year 2017. The Company’s subsidiary is in the process of appealing the assessment with the taxing authorities. Dole has concluded that based on an analysis of the facts and circumstances, applicable local law, tax regulations and case law, it is more likely than not that the Company’s subsidiary will ultimately prevail based on the technical merits of the case. Dole will continue to vigorously contest the assessment and to exhaust all administrative and judicial remedies available to resolve this matter, which could be a lengthy process. Dole has not accrued any amounts for the assessment.
Dole plc and one or more of its subsidiaries files income tax returns in Ireland, the U.S. (both at the federal level and in various state jurisdictions), Canada and jurisdictions in Latin America and Europe. With few exceptions, Dole is no longer subject to income tax examinations by tax authorities for years prior to 2015.